UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2005
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                                  BIOFIELD INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     000-27848               13-3703450
-----------------------------    ---------------------    ----------------------
Jurisdiction of Incorporation    (Commission File No.)        (IRS Employer
                                                          Identification Number)



        1025 Nine North Drive, Alpharetta, Georgia             30004
        -------------------------------------------          ----------
         (Address of Principal Executive Offices)            (Zip Code)


       Registrant's Telephone Number, Including Area Code: (770) 740-8180


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

On June 28, 2005, the Registrant issued a press release announcing the Registrant's execution of a letter of understanding for a potential merger or acquisition with Bay Point Group (BPG), LLC developer of the Fournier Feminine Multi-Test a self sampling cervical diagnostic test. A copy of this press release is being furnished as Exhibit 99.1 to this report.


Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired - None

(b)   Pro Forma Financial Information - None

(c)   Exhibits:

Exhibit No.                            Description
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   99.1       Press Release dated June 28, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BIOFIELD INC.

June 30, 2005                           By: /s/ JOHN D. STEPHENS
                                            ------------------------------------
                                            John D. Stephens
                                            Senior Vice President and
                                            Chief Operating Officer

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

                                  EXHIBIT INDEX

Exhibit No.                            Description
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   99.1       Press Release dated March 9, 2005


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